UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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International Bond Fund proposals

Shareholders of this fund as of June 30, 2014, are being asked to vote on the following proposals:

1.	To approve a change in International Bond Fund’s investment objective.
2.	To approve re-classification of International Bond Fund’s investment objective from “fundamental” to “non-fundamental.”

How would the investment objective change?

The current investment objective states that "the fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States." The proposed investment objective would change this to seeking “total return”.

If approved, this vote will broaden the fund’s country, currency, sector and security universe by permitting it to invest across the entire credit spectrum.

The investment objective change would allow the fund to invest in non-investment grade debt securities, which could include issuers located in emerging market countries. At this time, these types of securities are not permitted into the fund because they are not considered high quality. This broadening of the fund’s investment universe will provide it with opportunities for increased credit and currency diversification.

What is the difference between fundamental and non-fundamental?

In order to enhance the fund’s flexibility, shareholders are also being asked to reclassify the fund’s investment objective as “non-fundamental,” which means that the Board will be able to change the fund’s investment objective in the future without shareholder approval. This would permit the Board to change the investment objective if the Board believes it is in the best interests of shareholders.

What else do I need to know?

Investors in the International Bond Fund as of June 30, 2014, are eligible to vote on the proposals and will receive a detailed proxy statement(link to pdf of statement) in mid-July, 2014.

After much consideration, the Board of Trustees has unanimously voted to recommend that investors approve the proposals. If you are eligible, we encourage you to vote as soon as possible.

The shareholder meeting is scheduled for September 15, 2014. It is anticipated that the change of investment objective would be effective in November, 2014.

Generally, as interest rates rise, the value of the securities held in the fund will decline. The opposite is true when interest rates decline.

International investing involves special risks, such as political instability and currency fluctuations.

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The fund’s prospectus or summary prospectus, which can be obtained by calling 1-800-345-2021, contains this and other information about the fund, and should be read carefully before investing. Investments are subject to risk.

American Century Investment Services, Inc. Distributor

Copyright 2014 American Century Proprietary Holdings Inc. All rights reserved.

A proxy statement with respect to the information described above will be mailed to shareholders of record and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s website at www.sec.gov or by calling 1-800-345-2021.

Your vote counts!

Vote today to avoid reminder notices in the weeks to come.

We've made voting easy. After reviewing the enclosed proxy information, vote using one of the following methods.

Internet

1. Go to: www.kingproxy.com/americancentury.
2. Enter the number that appears in the box on the left-hand side of your proxy card.
3. Follow the instructions on the site.

Telephone

1. Call toll-free 1-888-505-5751.
2. Enter the number that appears in the box on the left-hand side of your proxy card.
3. Follow the recorded instructions.

Mail

1. Complete, sign and date the proxy card.
2. Return the card in the postage-paid return envelope.

Please do not mail the proxy card if you vote by internet or telephone. Thank you for your participation and your continued support of American Century Investments®.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-CRD-82856 1407

American Century Investments®

For Internal Use Only – Not for Use Outside the Company

International Bond Proxy Instruction Talking Points

As of July 11, 2014

American Century Investments

Summary

American Century Investments is seeking to enhance International Bond's long-term risk-adjusted return potential by changing the Fund's investment objective. The fund's investment objective has a 'high quality' credit quality constraint that limits fund holdings to securities rated in the two highest quality tiers, AAA and AA. American Century Investments recommends removing the 'high quality' requirement to enhance the fund's risk-adjusted return potential through additional country, currency, and sector exposure and will ask shareholders to approve the change.

Additionally, American Century Investments will proxy shareholders to change the investment objective to non-fundamental from fundamental.

Key Proxy Dates

07/03/14 - SEC Filing
07/11/14 - Proxy mailing sent by US mail and email to eCommunication investors and Intermediary clients by our proxy vendor begins
09/15/14 - Shareholder meeting (voting ends)
11/1/14 - International Bond redesign effective (Pending Shareholder Approval)

General Proxy Questions and Answers

When and where will the Shareholder Meeting be held?
The Shareholder Meeting will be held on Monday, September 15, 2014 at 10:00 a.m. The meeting will be at American Century Investments offices, 4500 Main Street, Kansas City, Missouri.

How do shareholders vote on the proxy?
They can vote online, by mail or by telephone. They will only need the control number that appears in the box on the left-hand side of their proxy card.
To vote online go to: www.kingproxy.com/americancentury
To vote by mail: Shareholders will receive a return envelope with their proxy
To vote via phone: Shareholders will call 1-888-505-5751 (note that they can vote on this IVR at any time as long as they have their control number but to speak to a representative they'll need to contact them during business hours – see below for hours)

How should shareholders vote on the proxy?
After much consideration, the Board of Trustees has unanimously voted to approve the proposals.

If a shareholder casts their vote now, as requested, can they change it later?
Yes, they may change their vote at any time. Every vote counts. We strongly encourage shareholders to vote as soon as possible. By doing so, they can avoid receiving follow-up reminders from us and/or our proxy vendor.

Where do I send an investor, advisor or intermediary who calls wanting to vote their shares or has questions about the proxy?
You may warm transfer them to the proxy vendor, DF King by dialing 800-207-3156. The ACI representative should introduce themselves and the shareholder to the dedicated DF King representative and then let them know they will be disengaging from the call. DF King will be able to answer their proxy questions and take their vote. There is also an 888 number on their proxy cards for DF King that is different than this number (see above). This is internal to ACI and will ensure our calls get precedence if there's any calls in the queue so that our shareholders and representatives don't have to wait "in line" for a King representative.

What are the hours that DF King will be available for warm transferring calls?
Inbound hours for DF King are (all times are central standard time):
Monday through Friday – 7:00 a.m. to 9:00 p.m.
Saturday - 10:00 a.m. to 4:00 a.m.

For Internal Use Only – Not for Use Outside the Company Page 1 of 2
©2014 American Century Proprietary Holdings, Inc. All rights reserved.

For Internal Use Only – Not for Use Outside the Company

What will DF King do if they are speaking with a shareholder and they have general questions about ACI?
DF King will ask if they would like to be transferred to ACI. If not, they will give them our 800 number and hours of operation for follow up. If they would like to be transferred, they will call either 800-345-2021 or 800-378-9878 (depending on whether the shareholder holds the fund directly or through a financial advisor or brokerage firm) and introduce both themselves and the shareholder, give a brief summary of the inquiry and then will disengage from the call.

How long do shareholders have to cast their vote?
Shareholders have up until the Shareholder Meeting on September 15, 2014 to cast their vote. However, please encourage them to vote early to avoid reminder mailings

Who receives the proxy materials?
Investors who held shares of the Fund at the close of business June 30, 2014 (record date). Even if a shareholder later sells their shares they still are asked to vote.
Investors as of June 30 who are enrolled in eCommunication will receive their proxy materials by email.
For shareholders with fund shares held in an account with an intermediary firm, how they receive the proxy materials and how the shares are voted depends on their relationship with the intermediary. If the intermediary has provided email instructions to the proxy vendor the shareholder will receive their proxy by email, otherwise it will be sent by mail.

Who votes the proxy on behalf of retirement plan participants and shareholders with shares held at an intermediary?
For retirement plans, whether voting rights are passed through to the underlying plan participants depends on the structure of the plan but, the votes will come to us from the recordkeeper or its trust/custodian. The vote could come from the plan participant, the plan sponsor or the trustee.

For other types of intermediary accounts, it depends on the relationship the intermediary has with its client. In most situations the proxy materials are passed through to the underlying shareholder of the shares

Who votes the proxy on behalf of insurance companies?
For insurance company positions that hold shares in our mutual funds and annuities, the voting can come in several different ways:

1. Insurance Company is able to vote the position, no pass through required
2. Insurance Company provides file of underlying participants in order to pass through the voting to the underlying participants for their votes and allows the proxy vendor to proportionately vote all unvoted shares.
3. Insurance Company provides file of underlying participants in order to pass through the voting and only allows the proxy vendor to vote the shares that are voted by the underlying participants (no proportionate voting allowed). This is called directed voting.
4. Insurance Company asks the proxy vendor to mirror vote the position - vote the shares in the position in the same manner as all other voting for that particular CUSIP (no pass through voting).

For Internal Use Only – Not for Use Outside the Company Page 2 of 2
©2014 American Century Proprietary Holdings, Inc. All rights reserved.